UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2006
Date of Report (Date of earliest event reported)

DIGITAL ECOSYSTEMS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51152	98-0431245
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1313 East Maple Street, Suite 223
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 685-4200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2006 Digital Ecosystems Corp. (“Digital”) and GSL Energy Corporation (“GSL”) mutually agreed to enter into an amendment to the definitive agreement between the parties dated February 10, 2006 (the “Exchange Agreement”), extending the anticipated closing date to April 28, 2006. This extension was agreed to, among other reasons, in order to permit additional equity holders in GSL to have the opportunity to be included in the Exchange Agreement. The closing of the Exchange Agreement remains subject to a number of conditions, including the following: (i) satisfactory completion of due diligence by both parties; and (ii) delivery of financial statements of GSL required under securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	10.1	Amendment No. 1 to Stock Exchange Agreement dated March 31, 2006.

	99.1	Press Release dated April 5, 2006 announcing the extension of the Stock Exchange Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ECOSYSTEMS CORP.

Date: April 7, 2006
	By:	/s/ G. Leigh Lyons

GREGORY LEIGH LYONS
President, Chief Executive Officer,
and Director